Prospectus Supplement

John Hancock California Tax-Free Income Fund (the Trust)

John Hancock California Tax-Free Income Fund (the fund)

Supplement dated March 24, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

At its meeting held on March 22-24, 2022, the Board of Trustees of the Trust approved changes to the fund’s name and principal investment strategies.

In connection with the changes set forth above, the Summary Prospectus is hereby amended as follows:

1.	Effective April 25, 2022, the fund’s name is changed to John Hancock California Municipal Bond Fund, and all references to John Hancock California Tax-Free Income Fund are changed to reflect the fund’s new name.

2.	Effective immediately, the “Principal investment strategies” are amended and restated in their entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in securities of any maturity exempt from federal and California personal income taxes. Most of these securities are investment-grade when purchased, but the fund may invest up to 20% of its net assets in junk bonds rated BB by S&P Global Ratings (S&P) or Fitch Ratings, Inc. (Fitch) or Ba by Moody’s Investors Service, Inc. (Moody’s), or their unrated equivalents. The fund’s investment policies are based on credit ratings at the time of purchase.

The fund may buy bonds of any maturity. The fund may engage in derivative transactions. Derivatives may be used to reduce risk and/or enhance investment returns, and may include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities. The fund may also use tender option bond transactions to seek to enhance potential gains. The fund will look through to the underlying municipal bonds held by a tender option bond trust for purposes of the fund's 80% policy. The fund may leverage its assets through the use of proceeds received as a result of tender option bond transactions. The fund may contribute up to 15% of its holdings in municipal securities to tender option bond transactions.

The manager looks for undervalued bonds, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, and general credit trends, and uses detailed analysis of an appropriate index to model portfolio performance and composition. The fund does not intend to engage in frequent trading.

The fund may invest in general obligation bonds, however, in general, the manager favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The manager also favors bonds that have limitations on early payoff (call protection), which can help minimize the potential effect of falling interest rates on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted toward the fund’s 80% investment policy.

For liquidity and flexibility, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in taxable and tax-free investment-grade short-term securities.

3.	Effective immediately, the “Principal risks” are amended to include the following:

Tender option bonds risk. The fund’s participation in tender option bond transactions may increase volatility and/or reduce the fund’s returns. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in a tender option bond transaction typically involves greater risk than investing in the underlying municipal fixed rate bonds, including the risk of loss of principal.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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